xcorporeal

(Symbol: XCPL)

Rodman & Renshaw 9th Annual Healthcare Conference

November 7, 2007

Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this presentation are forward looking and pursuant to the safe harbor provisions of the private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risk and uncertainties, many of which are beyond the company's control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, limited operating history, difficulty in developing, exploiting, and protecting proprietary technologies, the risk that our technology may not be effective, uncertainty as to the outcome of legal proceedings, intense competition, and substantial regulation in the medical device and healthcare industries, as discussed in the Company's periodic reports filed with the Securities and Exchange Commission, available on its website at http://www.sec.gov.

Company Overview

- Medical device company
- Developing and commercializing *extra-corporeal* medical devices that will replace the function of failing or failed organs
- Innovative platform technology believed to be superior to those currently in use
- Focusing on three renal replacement therapy applications arising from platform technology

Renal Disease Overview

- Acute Renal Failure
  - Hospital-based, majority in Intensive Care Unit
  - 200,000 acute renal failure patients – 50% mortality rate
- End Stage Renal Failure
  - Approximately 2 million "known" ESRD patients worldwide
  - 65% of patients "expire" within 5 years
  - Patient's poor quality of life
    - Care provided primarily outside the home
    - Non-ambulatory
    - Intermittent care – Significant peaks and valleys
      - Constantly ill
      - Majority disabled

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Xcorporeal's Renal Replacement Therapy Devices

- Portable Hemodialysis Device
  - Hospital CRRT/Acute Hemodialysis
- Portable Hemodialysis Device
  - Home Hemodialysis - ESRD
- Wearable Artificial Kidney
  - Home Hemodialysis - ESRD

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Portable Hemodialysis Device
for
Hospital CRRT/Acute Hemodialysis

Acute Renal Failure-Hospital

- Prevalence >200,000/year in the U.S. with 50% mortality; majority hospitalized in ICUs
- Growing at 10% per year due to aging population and increasing severity of hospitalized patients
- Continuous Renal Replacement Therapy (CRRT) is emerging therapy of choice
  - 24hour/7day therapy mimics normal kidney
  - Slow and gentle therapy (No sudden volume shifts)
- Adoption of CRRT limited by
  - Labor intensive therapy
  - Expensive replacement fluid

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Xcorporeal's Hospital Renal Replacement Device

- Smaller, truly portable device (30-40 lbs)
- Multifunctional – CRRT & Intermittent HD
- Sorbent-based dialysate regeneration
- Decrease Workload for ICU staff
  - No plumbing requirements or bagged dialysate
  - Simple to use operator interface
  - Snap-in disposable unit
  - Simple set-up, tear down
- Cost effective
  - Decrease in medical staff time (nurse, pharmacist)
  - No need for bagged dialysate ($180/treatment)

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Portable Hemodialysis Device
for
Home Renal Replacement Therapy

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Chronic Renal Failure

- 75M Americans at risk of developing CRF
- 9th leading cause of death in the US
- No "cure" and therapy focuses on slowing progression to end-stage renal disease
- End-Stage Renal Disease
  - >350,000 patients receiving dialysis
  - Healthcare Expenditures ~$32b/yr in 2004
  - 0.2% population but 7% of Medicare budget
  - Mature, cost-constrained industry

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Hemodialysis for ESRD



- 90% ESRD pts. on HD
- Majority of patients undergo therapy 3x/wk at an outpatient clinic for 3-4 hours/session
- High morbidity: 12-14 d in the hospital per year
- Mortality in the US remains highest in the world, ~24% in Year 1
- Total cost = $100k / yr

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Why an Opportunity for Xcorporeal?

- Recognition that more hemodialysis treatments produce better patient outcomes
  - Reduces meds, e.g. erythropoietins (WW sales >$5B)
  - Reduces hospitalizations
  - Improves quality of life
- Insurance company potential net savings of 25%
- Hemodialysis clinics are expensive to build, ~$1.5M for a 20 station,120 patient unit
- Major efficiencies already achieved within the industry – consolidation, vertical integration
- Cost-constraints, price compression
  - Capitation: single reimbursement rate
  - Bundling of all services including meds. on the horizon

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Home Hemodialysis is a significant Growth Opportunity in ESRD

- Patient Benefits
  - Increased time on hemodialysis with improved outcomes
  - Potential for daily dialysis
  - Improved quality of life: diet, sleep, time
- Provider Benefits
  - Decreased need for nurses/techs
  - Increase in revenues without need for additional infrastructure
  - Decreased need for expensive medications

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Comparable – NxStage Medical, Inc.

- Emerging growth hemodialysis company
- "System One" device
  - Home hemodialysis: 1,615 patients; <0.5% market
  - Hospital CRRT for acute renal failure
- Financial Metrics
  - $517M market capitalization – 10/25/07 (Pro-forma)
    - 16.7x trailing twelve months revenues
    - 13.0x annualized Q2, 2007 revenues
  - Quarter ended June 30, 2007 financial highlights
    - $53M in cash
    - $17M operating expenses
    - $13.5M operating loss

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Why will Xcorporeal's Home Hemodialysis Device Succeed?

- Market forces driving home hemodialysis
  - Price compression
  - Marketing efforts of NxStage
- Smaller, portable device (30-40 lbs)
- Improved flow rates relative to NxStage
  - Opportunity for patients with high Body Mass Index
- Cost effective
  - No water purification system (~$100K/center)
  - No need for bagged dialysate (~$360/month/patient)
- Simple to use
  - Simple user interface
  - Simple set up, tear down

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Comparison of Home Hemodialysis Devices

	Fresenius 2008K	Renal Solutions	NxStage	Xcorp
Blood Flow Rates	20 - 600	150 - 400	50 - 600	**10 - 600**
Dialysate Flow Rates	100 - 800	200 - 400	50 - 200	**10 - 500**
Dialysate/4-hr (Liters)	120	6	20 - 30	**2 - 4**
Dialysate Regeneration	No	Yes	No	**Yes**
Dry Weight (lbs)	160	195	80	**30-40**
Size (cu ft)	16	16	5	**1.5**
Portable	No	No	Partial	**Yes**
Drainage Required	Yes	No	Yes	**No**
Installation Cost	High	Low	Low	Low

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Wearable Artificial Kidney

Wearable Artificial Kidney

- "Disruptive" technology
- Wearable, light-weight device
- Battery operated
- Fully automated, simple to use
- Dialysate regeneration with sorbents
- 24 hrs/7 days therapy with potential to revolutionize care of ESRD patients

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Wearable Artificial Kidney

- Initial clinical study conducted with a prototype device at The Royal Free Hospital, London
  - 8 ESRD subjects dialyzed for mean of 6.4 hrs
  - Clearances of creatinine, urea, and beta-2-microglobulin achieved
  - No adverse events reported
  - Subjects ambulated both untethered and w/o impact on device performance
  - Compelling data presented at ASN November 5, 2007
  - Publication submitted to peer review journal

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Regulatory Strategy

Device	U.S.	E.U.	Clinical Trials
CRRT/Acute HD	510(k)	CE	None
Home Hemodialysis	510(k)	CE	30-40 patients
Wearable Artificial Kidney	PMA	CE	100-200 patients

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Xcorporeal's Products Anticipated Approval Dates

Device	E.U.	U.S.
Portable Hemodialysis Device - CRRT/Acute Hemodialysis	Q4'08	Q1'09
Portable Hemodialysis Device - Home Hemodialysis - ESRD	Q4'08	Q2'09
Wearable Artificial Kidney - Home Hemodialysis - ESRD	2010	2012

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Reimbursement Codes (CMS/Medicare) are Established

Procedure	Code	Amount	Comments
Ultrafiltration Aquapheresis	36514	$720/tx	Code for plasmapheresis
Acute HD	90935	$406/tx	
CRRT	90935	$406/tx	
Home HD	90925 90921	$1800/mo	Includes all HD supplies
Outpatient HD	90925 90921	$96-123/tx	Varies depending on region

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Renal Replacement Therapy Market Opportunity

$ in millions	US	Europe	Asia	Total
Hospital Renal Replacement Device:				
Disposables	$968	$660	$484	$2,112
Device	$465	$465	$232	$1,162
Total Hospital RR Device	$1,433	$1,125	$716	$3,274
ESRD-Home Renal Replacement Device and Wearable Artificial Kidney:				
Total Home RRD and WAK	$7,074	$7,146	$3,537	$17,757
Total All Devices	**$8,507**	**$8,271**	**$4,253**	**$21,031**

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Management Team

• Terren Peizer Executive Chairman	CEO, Chairman & Founder Hythiam
• Winson Tang, MD, FACP Chief Operating Officer	Amgen, Vertex, Tularik, Isis, Pacific Capital Grp
• Victor Gura, MD Chief Medical Officer	Cedars-Sinai Med Cntr, Assoc Clin Prof, UCLA
• Robert Weinstein, CPA, MBA Chief Financial Officer	Citi Private Equity, Able Labs, GE Capital

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Management Team

- Nina Peled, PhD, MBA
  SVP-Quality & Regulatory
  Hansen, Cygnus, Amira, Lumenis, i-STAT, BM
- James Braig, MSME
  SVP-Product Dev
  Optiscan, Square One Tech, Ohio Medical
- Barry Fulkerson
  VP-Hardware Systems
  NxStage, COBE (Prisma, CS3), Gambro
- Russ Joseph, MS
  VP-Disposable Engineer
  Gish Biomedical, Sorin, Baxter Healthcare

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Product Development Team

- Internal team of engineers with expertise in dialysis equipment and disposables who previously worked at Cobe, Gambro, Aksys, NxStage and Baxter
- Contract Product Development Group in Southern California to leverage the expertise of an additional 10-15 engineers
- Manufacturing to be outsourced

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Selected Board Members and Scientific Advisors

- Hans Polaschegg, PhD — Fresenius-(A1008D, 2008D, 2008H) Chairman,Extracorp Cir & Infusion Tech Com
- Dan Goldberger, MSME — Glucon, OSI Systems, Optiscan, Nellcor
- Kelly McCrann, MBA — DaVita, PacificCare, Prof Dental Assoc, KPMG, McKinsey

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Selected Financial Information

($ in millions)

- Balance Sheet – June 30, 2007:

- Cash and Marketable Securities	$23.0
- Total assets	$23.3
- Total liabilities	$1.9
- Total stockholders' equity	$21.5
- Working capital	$21.4

- Other:
  - Shares Outstanding - 14.4 million
  - Market Capitalization - $124 million at 10/25/07
  - Private Placement - Q4 '06, Net Proceeds $27.3M
  - $1.0 million monthly cash burn rate

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Company Milestones

- CRRT/Acute Intermittent Hemodialysis Device
  - Engineering Prototype Q4, 2007
  - 510(k) submission Q3, 2008
  - Commercialization target Q1, 2009
- Home Hemodialysis Device
  - Validation Prototype Q2, 2008
  - Clinical studies Q1, 2009
  - 510(k) submission Q3, 2009
- Wearable Artificial Kidney
  - ASN presentation Nov. 5, 2007

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Xcorporeal Advantages

- Experienced management team
- Multiple products
- Minimal to low risk
  - Improved "Next Generation" devices – ARF & ESRD
  - Prototype device tested successfully in humans
  - Well defined regulatory approval strategy
  - Well delineated reimbursement codes
- US commercialization of first device targeted Q1, '09
- Multi-billion dollar markets
- Wearable Artificial Kidney – "Disruptive" Technology

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